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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

VIEWLOCITY, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-30963 (Commission File Number)	14-1683872 (I.R.S. Employer Identification No.)
3475 Piedmont Road, Suite 1700 Atlanta, Georgia (Address of principal executive offices)		30305 (Zip Code)

(404) 267-6400
(Registrant's telephone number, including area code)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

        The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

    99.1
    Press Release dated May 2, 2003

Item 9. Regulation FD Disclosure.

        On May 2, 2003, Viewlocity, Inc. (the "Company") issued a press release providing its current expectations for its financial performance for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

        The press release includes the Company's current expectations regarding earnings per share for the quarter ended March 31, 2003 as well as certain additional financial information regarding the Company and its financial condition and results of operations.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIEWLOCITY, INC.
By:	/s/ L. ALLEN PLUNK L. Allen Plunk Executive Vice President, Chief Financial Officer and Corporate Secretary

Dated: May 7, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES